Exhibit 10.4

                             SUBSCRIPTION AGREEMENT

To: Easy-Energy Inc. (the "Corporation" or the "Issuer")
    Address: 49 Ha'aroshet St., Karmiel 20100 Israel

The undersigned (the "Subscriber") hereby acknowledges that the Corporation is proceeding with a private placement of units (each, a "Unit"), with each Unit consisting of (i) ten common stock shares par value $0.00001of the Corporation (a "Share") and (ii) thirty warrants to purchase Shares ("Warrant"); each full Warrant will entitle the holder to purchase one additional Share at a price of $0.27 per Share if exercised on or before the date that is five (5) years after the date of the issuance of the Warrant. The Subscriber hereby tenders to the Corporation this subscription offer which, upon acceptance by the Corporation, will constitute an agreement of the Subscriber to subscribe for, take up, purchase and pay for and, on the part of the Corporation, to issue and sell to the Subscriber the number of Units set out below on the terms and subject to the conditions set out in this Agreement.

              Number of Units:                        ______________

              Total Purchase Price at $1.70 per Unit: $_____________

DATED this 28 day of February, 2008.

___________________________________          ___________________________________
(Name of Subscriber - please print)          (Subscriber's Address)

by:________________________________          ___________________________________
(Official Capacity or Title - please print)
                                             ___________________________________
                                             (Telephone Number)

___________________________________          ___________________________________
Authorized Signature                         (Facsimile Number)

___________________________________          ___________________________________
(Please  print  name of  individual
whose  signature  (E-mail  Address)
appears above if different than the
name  of  the  Subscriber   printed
above).

If Registration or delivery instructions are different from the address listed above, please advise the Issuer at the time of subscription.

This subscription is accepted by the Corporation this __ day of February, 2008.

Easy-Energy Inc.

Per:
___________________________________
Authorized Signatory
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1. INTERPRETATION

1.1. In this Agreement, unless the context otherwise requires:

     "1933 ACT" means the United States SECURITIES ACT OF 1933, as amended;

     "ACCREDITED INVESTOR" has the meaning set forth in Appendix I hereto;

     "CLOSING" means the day on which the transaction hereof is consummated pursuant to the terms of Section 5 below;

     "COMMISSION" means the United States Securities and Exchange Commission;

     "EXEMPTION" means the exemptions from the prospectus requirements of the 1933 Act;

     "PARTIES" or "PARTY" means the Subscriber, the Corporation or both, as the context requires;

     "PRIVATE PLACEMENT" means the offering of the Units by the Issuer;

     "PRICE PER SHARE" means the price per Share paid by the Subscriber at the time of the Closing;

     "REGULATION S" means Regulation S promulgated under the 1933 Act;

     "REGULATORY AUTHORITIES" means the Commission and the securities regulatory authorities in an international jurisdiction;

     "SHARES" means shares of common stock par value $0.00001each of the Corporation;

     "SUBSCRIBER" has the meaning ascribed to it on the cover page;

     "SUBSCRIBER'S UNITS" means those Units which the Subscriber has agreed to purchase under this Agreement;

     "SUBSCRIPTION PROCEEDS" means the total gross proceeds from the sale of Units under the Private Placement;

     "UNITED STATES" means the United States of America, its territories and possessions, any state of the United States and the District of Columbia;

     "U.S. PERSON" has the meaning ascribed to it in Regulation S. Without limiting the foregoing, but for greater clarity in this Agreement, a U.S. Person includes, subject to the exclusions set forth in Regulation S, (i) any natural person resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States,
     (iii) any estate or trust of which any executor, administrator or trustee is a U.S. Person, (iv) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States, and (v) any partnership or corporation organized or incorporated under the laws of any non-U.S. jurisdiction which is formed by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by Accredited Investors who are not natural persons, estates or trusts.

1.2 This Agreement is to be read with all changes in gender or number as required by the context.

1.3 The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.

1.4 Unless otherwise indicated, all dollar amounts referred to in this Agreement are in lawful currency of the United States of America.

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1.5  This  Agreement is governed by,  subject to and  interpreted  in accordance with the laws prevailing in New York. The competent courts in New York, New York shall have sole and exclusive jurisdiction on and dispute arising out or in connection with this Agreement.

2.   REPRESENTATIONS,   WARRANTIES,   COVENANTS  AND   ACKNOWLEDGEMENTS  OF  THE
     SUBSCRIBER

2.1 The Subscriber acknowledges, represents, warrants and covenants to and with the Corporation that, as at the date given above and at the Closing:

     (a) no prospectus has been filed by the Corporation with any of the Commissions in connection with the issuance of the Units, such issuance is exempted from the prospectus requirements of the 1933 Act and that:

          (i) the Subscriber is restricted from using most of the civil remedies available under the 1933 Act;

          (ii) the Subscriber may not receive information that would otherwise be required to be provided to it under the 1933 Act; and

          (iii)the Corporation is relieved from certain obligations that would otherwise apply under the 1933 Act;

     (b) the Subscriber certifies that it is resident in the jurisdiction(s) set out on the first page of this Agreement;

     (c) the Subscriber is purchasing the Subscriber's Units as principal for its own account and not for the benefit of any other person, and is purchasing the Subscriber's Units for investment only and not with a view to the resale or distribution of all or any of the Subscriber's Units;

     (d)  the Subscriber acknowledges that:

          (i) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Units;

          (ii) there is no government or other insurance covering the Units;

          (iii) there are risks associated with the purchase of the Units;

          (iv) there are restrictions on the Subscriber's ability to resell the Units and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Units; and

          (v) the Corporation has advised the Subscriber that the Corporation is relying on an exemption from the rules and regulations requiring it to provide the Subscriber with a prospectus and to sell securities through a person registered to sell securities under the 1933 Act and, as a consequence of acquiring Units pursuant to an Exemption, certain protections, rights and remedies provided by the 1933 Act, including statutory rights of rescission or damages, will not be available to the Subscriber;

     (e) the Subscriber is an Accredited Investor, by virtue of the fact that the Subscriber falls within one or more of the sub-paragraphs of the definition of Accredited Investor set out in Appendix I, and the Subscriber has checked the sub-paragraph(s) applicable to the Subscriber;

     (f)  no  person   has  made  to  the   Subscriber   any   written  or  oral
          representations:

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
          (i)  that any person will resell or repurchase any of the Units;

          (ii) that any person will refund the purchase price of any of the Units; or

          (iii) as to the future price or value of any of the Units;

     (g) the Subscriber will not become a "control person" by virtue of the purchase of the Subscriber's Shares, and does not intend to act in concert with any other person to form a control group of the Issuer;

     (h) the Subscriber has no knowledge of a "material fact" or "material change" in the affairs of the Corporation that has not been generally disclosed to the public, save knowledge disclosed to it in connection with this particular transaction;

     (i) the offer made by this subscription is irrevocable by the Subscriber and requires acceptance by the Corporation;

     (j) the Corporation will have the right to accept this subscription offer in whole or in part and the acceptance of this subscription offer will be conditional upon the sale of the Subscriber's Units to the
          Subscriber being exempt from the prospectus and registration requirements under applicable relevant securities legislation;

     (k) the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if an individual is of full age of majority, and if the Subscriber is a corporation it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation, and all necessary approvals by its directors, shareholders and others have been given to authorize the execution of this Agreement on behalf of the Subscriber;

     (l) the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the incorporation documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which it is or may be bound;

     (m)  this  Agreement has been duly executed and delivered by the Subscriber
          and  constitutes  a  legal,   valid  and  binding  obligation  of  the
          Subscriber enforceable against the Subscriber;

     (n) the Subscriber has been advised to consult its own legal advisors with respect to the applicable hold periods imposed in respect of the Shares by applicable securities legislation and regulatory policies and confirms that no representations by the Corporation have been made respecting the hold periods applicable to the Units;

     (o) the Subscriber is aware of the risks and other characteristics of the Units and of the fact that the Subscriber may not be able to resell the Units purchased by it except in accordance with the applicable securities legislation and regulatory policies and that the Units may be subject to resale restrictions and may bear a legend to this effect;

     (p) if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue of the Corporation as may be required;

     (q) the Subscriber has not purchased the Units as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communication published in any newspaper, magazine or similar media or broadcast over radio, television or internet or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

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
     (r) the Subscriber has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and is able to bear the economic risk of loss of its investment;

     (s) the Subscriber agrees that the Corporation may be required by law or otherwise to disclose to regulatory authorities the identity of the Subscriber and, if applicable, the beneficial purchaser for whom the Subscriber may be acting; and

     (t) the Subscriber agrees that the above representations, warranties, covenants and acknowledgements in this subsection will be true and correct both as of the execution of this subscription and as of the day of Closing.

     (u) the Subscriber has: (i) reviewed all of the Corporation's filings under the 1934 Act; and (ii) been given the chance to ask questions of the Corporation's officers and directors; and (iii) received answers to all questions asked

2.2 The foregoing representations, warranties, covenants and acknowledgements are made by the Subscriber with the intent that they be relied upon by the Corporation in determining its suitability as a purchaser of Shares, and the Subscriber hereby agrees to indemnify the Corporation against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Subscriber undertakes to notify the Corporation immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the Closing.

3.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CORPORATION

3.1 The Corporation represents, warrants and covenants that, as of the date given above and at the Closing:

     (a) the Corporation is a valid and subsisting corporation incorporated under the laws of the State of Nevada;

     (b) the Corporation is, where required, duly registered and licensed to carry on business in the jurisdictions in which it carries on business or owns property where required under the laws of that jurisdiction, except where in failure to so register will not have a material adverse effect on the Corporation;

     (c) the Corporation has sufficient non-issued shares in its authorized share capital to issue the Units, including the Shares that are issuable upon the proper exercise of the Warrants, and upon their issuance the Shares comprising the Units will be duly and validly issued as fully paid and non-assessable, and when issued in accordance with the proper exercise of the Warrants, including the payment , the Shares issuable thereunder shall be duly and validly issued as fully paid and non-assessable;

     (d) the Corporation has complied and will comply fully with the requirements of all applicable corporate and securities laws and administrative policies and directions in relation to the issue of its securities and in all matters relating to the Private Placement;

     (e) the issue and sale of the Units by the Corporation does not and will not conflict with, and does not and will not result in a breach of, any of the terms of the Corporation's incorporating documents or any agreement or instrument to which the Corporation is a party or by which it is bound;

     (f) except as disclosed in the Corporations filings with the Commission, the Corporation is not a party to any actions, suits or proceedings which could materially affect its business or financial condition, and except for the events already disclosed by the Corporation, to the best of the Corporation's knowledge no such actions, suits or proceedings are contemplated or have been threatened;

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     (g)  this Agreement has been or will be by the Closing,  duly authorized by all necessary corporate action on the part of the Corporation, and the Issuer has or will have by the Closing full corporate power and authority to undertake the Private Placement; and

     (h) no order ceasing or suspending trading in securities of the Corporation nor prohibiting the sale of such securities has been issued to and is outstanding against the Corporation or its directors, officers or promoters or against any other companies that have common directors, officers or promoters and no investigations or proceedings for such purposes are pending or threatened.

3.2 The representations and warranties contained in this section will survive the Closing for a period of one year.

3.3 Upon acceptance of this subscription, the Corporation agrees and undertakes that it shall file a registration statement within 30 days with the Commission and ensure that such Registration Statements is declared effective by the Commission within 100 days thereafter, for the registration for resale of the Shares comprising the Units and the Shares that may be issued upon the exercise of the Warrants, and shall keep such registration statement continuously effective under the Securities Act until all securities covered by such registration statement have been sold, or may be sold without volume restrictions pursuant to Rule 144(k) of the SEC. The date the shares be sold under Rule 144(k) shall be called the "Release Date".

     Notwithstanding anything to the contrary, if: (i) a Registration Statement is not filed on or prior to 30 days form the date herein, (ii) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission within 100 days, (iii) after its date of effectiveness, a Registration Statement ceases for any reason to remain continuously effective as to all securities for which it is required to be effective, or the subscribers are otherwise not permitted to utilize the Prospectus therein to resell such Shares for more than 30 consecutive calendar days or more than an aggregate of 90 calendar days during any 12-month period (which need not be consecutive calendar days) (any such failure or breach being referred to as an "Event", and for purposes of clause (i) or (ii) the date on which such Event occurs, or for purposes of (iii) the date on which such 20 or 30 calendar day period, as applicable, is exceeded being referred to as "Event Date"), then in addition to any other rights the subscribers may have, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the subscribers may require the Corporation to pay to each subscriber an amount in cash, a penalty, equal to 1.5% of the aggregate purchase price paid by the Subscriber pursuant to this Subscription Agreement for any Shares then held by such subscriber until the Release Date. If the Corporation fails to pay any such penalty in full within seven days after the date of notice thereof, the Corporation will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the subscriber, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The penalty pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.

4.   WITHDRAWL OF SUBSCRIPTION

4.1 The Subscriber waives the right to withdraw this subscription and to terminate its obligations hereunder at any time before the Closing.

5.   CLOSING

5.1 The Closing will take place on such date or dates to be determined by the Issuer, and if a Closing does not occur on or before 30 days from the date herein, the subscription proceeds will be returned to the Subscriber without interest or deduction.

5.2  Upon  execution  of this  Agreement,  the  Subscriber  will  deliver to the
     Corporation:

     (a)  this subscription form, duly executed;

     (b) at Closing Subscriber will deliver to the Corporation a certified check, wire transfer or bank draft for the total price of the Subscriber's Units made payable to the Corporation; and

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     (c)  the completed applicable Appendices.

5.3 At Closing, the Corporation will deliver (a) a copy of the Corporation's board of directors resolution certified by an authorized officer of the Corporation, approving the issuance of the securities in accordance with the sale of the Units hereunder; (b) irrevocable instructions to the its transfer agent to issue as soon as is reasonably practicable to the subscribers share certificates for the Subscriber's Shares and (c) to the Subscriber the certificate(s) representing the Warrants registered in the name of the Subscriber or its nominee.

6.   RESALE RESTRICTIONS

The Subscriber understands and acknowledges that the Units will be subject to resale restrictions under United States securities laws, the terms of which may be endorsed on the certificates representing the Units, and the Subscriber agrees to comply with such resale restrictions. The Subscriber also acknowledges that it has been advised to consult with its own independent legal advisor with respect to the applicable resale restrictions and the Subscriber is solely responsible for complying with such restrictions and the Corporation is not responsible for ensuring compliance by the Subscriber with the applicable resale restrictions.

7.   USE OF PERSONAL INFORMATION

7.1 The Subscriber hereby acknowledges and consents to: (i) the disclosure by the Subscriber and the Corporation of Personal Information concerning the Subscriber to a securities commission or other regulatory authority (a "Securities Commission"), or to a stock exchange and any of its affiliates, authorized agents, subsidiaries and divisions, (collectively referred to as "an Exchange"); and (ii) the collection, use and disclosure of Personal Information by an Exchange for the following purposes (or as otherwise identified by such Exchange, from time to time):

     (a)  to conduct background checks;
     (b) to verify the Personal Information that has been provided about the Subscriber;
     (c) to consider the suitability of the Subscriber as a holder of securities of the Corporation;
     (d)  to  consider  the  eligibility  of  the  Corporation  to  list  on the
          Exchange;
     (e) to provide disclosure to market participants as the security holdings of the Corporation's shareholders, and their involvement with any other reporting issuers, issuers subject to a cease trade order or bankruptcy, and information respecting penalties, sanctions or personal bankruptcies, and possible conflicts of interest with the Issuer;
     (f)  to detect and prevent fraud;
     (g)  to conduct enforcement proceedings; and
     (h)  to  perform  other   investigations  as  required  by  and  to  ensure
          compliance with all applicable rules, policies, rulings and regulations of an Exchange, securities legislation and other legal and regulatory requirements governing the conduct and protection of the public markets.

7.2 Herein, "Personal Information" includes any information about the Subscriber required to be disclosed to a Securities Commission or an Exchange, whether pursuant to a Securities Commission or Exchange form or a request made by a Securities Commission or an Exchange.

7.3 The Subscriber acknowledges and consents to: (i) the fact that the Corporation is collecting his Personal Information for the purpose of completing this Agreement; (ii) the Issuer retaining such Personal
     Information for as long as permitted or required by law or business practices; (iii) the fact that the Corporation may be required by securities laws, the rules and policies of any stock exchange to provide regulatory authorities with any Personal Information provided by the Subscriber in this Agreement.

8.   MISCELLANEOUS

8.1 Subject to Section 8.4 hereof, the Subscriber hereby authorizes the Corporation to correct any formal errors in, or complete any minor information missing from this Agreement and any Appendix that has been

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     executed  by the  Subscriber  and  delivered  to the  Corporation,  but the
     Corporation may not correct any errors in substance without the consent of the subscriber. The Subscriber consents to the filing of such documents and any other documents as may be required to be filed with any Securities Commission in connection with the Private Placement.

8.2 This Agreement, which includes any interest granted or right arising under this Agreement, may not be assigned or transferred.

8.3 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the Parties with respect to the Units and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Corporation, or by anyone else.

8.4  The Parties may amend this Agreement only in writing.

8.5 This Agreement enures to the benefit of and is binding upon the Parties and, as the case may be, their respective heirs, executors, administrators and, successors.

8.6 A Party will give all notices or other written communications to the other Party concerning this Agreement by hand or by registered mail addressed to such other Party's respective address which is noted on the cover page of this Agreement.

8.7 This Agreement may be executed in counterparts, each of which when delivered will be deemed to be an original and all of which together will constitute one and the same document and the Corporation will be entitled to rely on delivery by facsimile machine of an executed copy of this subscription, and acceptance by the Corporation of such facsimile copy will be equally effective to create a valid and binding agreement between the Subscriber and the Issuer as if the Corporation had accepted the subscription originally executed by the Subscriber.

8.8. Without limiting the generality of the parties' confidentiality obligations and subject to any duty imposed by any applicable law, it is agreed immediately subsequent to the Closing the Corporation will announce the transaction hereof by issuing a press releases and making such other filings as required by applicable law.


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                                   APPENDIX I

                     U.S. ACCREDITED INVESTOR QUESTIONNAIRE

The Subscriber understands and agrees that the Units (which for the purposes of this Questionnaire include the Shares, the Warrants, and the Shares issuable upon the proper exercise of the Warrants) have not been and will not be registered under the United States SECURITIES ACT OF 1933, as amended (the "1933 Act"), or applicable state securities laws, and the Units are being offered and sold by the Issuer to the Subscriber in reliance upon Rule 506 of Regulation D under the 1933 Act. Terms used but not defined in this Appendix have the meanings ascribed thereto in the Subscription Agreement of which this Appendix forms a part.

The Subscriber represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Issuer, (and acknowledges that the Issuer is relying thereon) that:

     (a) it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits, and risks of the investment and it is able to bear the economic risk of loss of the investment;

     (b) it is purchasing the Units for its own account or for the account of one or more persons (a "Beneficial Purchaser") for investment purposes only and not with a view to resale or distribution and, in particular, neither it nor any Beneficial Purchaser for whose account it is purchasing the Shares has any intention to distribute either directly or indirectly any of the Units in the United States; provided, however, that the Units may be offered, sold or otherwise disposed of pursuant to registration thereof pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements;

     (c) it, and if applicable, each Beneficial Purchaser for whose account it is purchasing the Units is a U.S. Accredited Investor that satisfies one or more of the categories of U.S. Accredited Investor indicated below (THE SUBSCRIBER MUST INITIAL "SUB" FOR THE SUBSCRIBER, AND "BP" FOR EACH BENEFICIAL PURCHASER, IF ANY, ON THE APPROPRIATE LINE(S)):

     ____ Category 1.   A bank,  as defined in Section  3(a)(2) of the 1933 Act,
                        whether acting in its individual or fiduciary capacity;

     ____ Category 2.   A savings and loan  association or other  institution as
                        defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity;

     ____ Category 3.   A broker or dealer registered  pursuant to Section 15 of
                        the United States Securities Exchange Act of 1934;

     ____ Category 4.   An insurance  company as defined in Section 2(13) of the
                        1933 Act;

     ____ Category 5.   An investment company registered under the United States
                        Investment Company Act of 1940;

     ____ Category 6.   A  business  development  company  as defined in Section
                        2(a)(48) of the United States Investment  Company Act of
                        1940;

     ____ Category 7.   A small business investment company licensed by the U.S.
                        Small Business  Administration  under Section 301 (c) or
                        (d) of the United States Small Business Investment Act of 1958;

     ____ Category 8.   A  plan  established  and  maintained  by a  state,  its
                        political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S. $5,000,000;

     ____ Category 9.   An  employee  benefit  plan  within  the  meaning of the
                        United States Employee Retirement Income Security Act of
                        1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors;

     ____ Category 10.  A private  business  development  company  as defined in
                        Section 202(a)(22) of the United States Investment Advisers Act of 1940;

     ____ Category 11.  An  organization  described in Section  501(c)(3) of the
                        United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000;

     ____ Category 12.  Any director or executive officer of the Issuer;

     ____ Category 13.  A natural person whose  individual  net worth,  or joint net worth with that person's spouse, at the date hereof exceeds U.S. $1,000,000;

     ____ Category 14.  A natural person who had an individual  income in excess of U.S. $200,000 in each of the two most recent years or joint income with that person's spouse in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     ____ Category 15.  A trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

     ____ Category 16.  Any  entity in which all of the equity  owners  meet the requirements of at least one of the above categories;

     (d) it has not purchased the Units as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

     (e) it agrees that if it decides to offer, sell or otherwise transfer the Units, it will not offer, sell or otherwise transfer any of such Units directly or indirectly, unless:

          (i)  the transfer is to the Issuer;

          (ii) the transfer is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations;

          (iii)the transfer is made in compliance with the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder, if available, and in accordance with applicable state securities laws; or

          (iv) the Units are transferred in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities; and

          it has prior to such sale furnished to the Issuer an opinion of counsel or other evidence of exemption, in either case reasonably satisfactory to the Issuer;

     (f) it understands that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Units will bear a legend in substantially the following form:

                 "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. IF THE SECURITIES ARE BEING SOLD AT ANY TIME THE COMPANY IS A "FOREIGN ISSUER" AS DEFINED IN RULE 902 UNDER THE 1933 ACT, A NEW CERTIFICATE, BEARING NO LEGEND, THE DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY" MAY BE OBTAINED FROM THE COMPANY'S TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN FORM SATISFACTORY TO THE COMPANY AND THE COMPANY'S TRANSFER AGENT TO THE EFFECT THAT THE SALE OF THE SECURITIES IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT."

          provided, that if Units are being sold under clause (B) above, at a time when the Issuer is a "foreign issuer" as defined in Rule 902 under the 1933 Act, the legend set forth above may be removed by providing a declaration in such form as the Issuer may from time to time prescribe to the Issuer's transfer agent, to the effect that the sale of the securities is being made in compliance with Rule 904 of Regulation S under the 1933 Act;

     (g) if any of the Units are being sold pursuant to Rule 144 of the 1933 Act, the legend may be removed by delivery to the Issuer's transfer agent of an opinion satisfactory to the Issuer to the effect that the legend is no longer required under applicable requirements of the 1933 Act or state securities laws;

     (h) it has had the opportunity to ask questions of and receive answers from the Issuer regarding the investment, and has received all the information regarding the Issuer that it has requested;

     (i) it understands that the Issuer or its registrar and transfer agent may not record any transfer of Units without first being notified that such transfer is exempt from or not subject to the registration requirements of the 1933 Act and applicable state securities laws;

     (j) it consents to the Issuer making a notation on its records or giving instruction to the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described herein;

     (k) it understands and acknowledges that the Issuer may not successfully file with the United States Securities and Exchange Commission or with any state securities administrator a registration statement in respect of the resale of the Shares in the United States;

     (l) it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition, disposition or exercise of any of the Units; the Issuer gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United
          States, state, local or foreign tax law of the Subscriber's acquisition or disposition of such Shares; in particular, no determination has been made whether the Issuer will be a "passive foreign investment company" ("PFIC") within the meaning of Section 1291 of the United States Internal Revenue Code;

     (m) it acknowledges that the representations, warranties and covenants contained in this Appendix are made by it with the intent that they may be relied upon by the Issuer in determining its eligibility or the eligibility of others on whose behalf it is contracting thereunder to purchase Units. It agrees that by accepting Units it shall be representing and warranting that the representations and warranties above are true as at the Closing with the same force and effect as if they had been made by it at the Closing and that they shall survive the purchase by it of Units s and shall continue in full force and effect notwithstanding any subsequent disposition by it of such securities.

The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Subscriber or any Beneficial Purchaser set forth herein which takes place prior to the Closing.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ____ day of _______________________ , 20__.


If a Corporation, Partnership                 If an Individual:
or Other Entity:

__________________________________            __________________________________
Name of Entity                                Signature

__________________________________            __________________________________
Type of Entity                                Print or Type Name

__________________________________
Signature of Person Signing

__________________________________
Print or Type Name and Title of
Person Signing